Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter December 2020 SRTREIT.COM Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and str et retail properties in major west coast markets 1 As in the prior newsletters this year the dominant theme is the COVID-19 pandemic and its effect on the economy and the Company’s tenants. Here we address three topics: • The pandemic’s effect on the retail environment. • How has the pandemic affected SRT? • What is the Company doing to mitigate the effects? While much of the news has been disappointing, many in the industry believe that with new federal stimulus and with the new vaccines that perhaps by mid year 2021 the retail industry will return to a more normal state. The pandemic’s effect on the retail environment According to Yelp data as of August 31, 2020 163,735 businesses have indicated that they have closed; of that 97,966 or 60% have closed permanently. That is a 34% increase in permanent closures from their July report. Source: YELP, CNBC

Shareholder Newsletter December 2020 SRTREIT.COM 2 Among the sectors hardest hit are fitness, restaurants, bars, retail shops, and salons, according to Yelp data as of August 31, 2020 In a letter from the National Association of Restaurants to Congress dated December 7th, the group stated that 17% of restaurants– more than 110,000 establishments – are closed permanently or long- term. On average these restaurants had been in business for 16 years and one in six of them over 30 years. Hawaii has been hit the hardest, followed by California, Nevada, Arizona and Washington state. Due to the pandemic, these states were greatly impacted by travel restrictions, mitigation restrictions, increased work from home and significant decreases in tourism. Source: YELP, CNBC Source: YELP, CNBC

Shareholder Newsletter December 2020 SRTREIT.COM 3 Rent collections improved steadily until September then retreated as tenant’s PPP loan funds ran out, new restrictions on operations of tenants started and COVID infection rates increased in local markets. How has the pandemic affected SRT? The majority of the Company’s tenants have had to close their stores at one point or another and have had to operate with significant restrictions on their operations. Many have seen their sales dramatically reduced. Other tenants have been able to operate with less disruption. Some restaurant tenants have adapted to the environment, moving quickly to install or expand outdoor dining, increasing online presence, online ordering and streamlined the takeout process with drive-by pick up. In early December both Los Angeles and San Francisco halted outdoor dining as part of the state’s COVID mitigation measures, leaving take-out dining as the only option. Some restaurants may not be able to sustain operations on take-out dining only. As of the date of this newsletter all of the Company’s California restaurant tenants are only allowed to do take-out. Many of the Company’s tenants have requested lease modifications and rent reductions due to reduced sales, while others have been less affected. Rent collections have been affected. At the 3032 Wilshire joint venture property, which recently completed a major renovation, two tenants have delayed moving in and are attempting to cancel their leases. The Company believes both leases to be valid, but to be prudent we are looking for replacement tenants. One new lease has been signed for vacant space and another is in negotiation as a replacement. The Company was in contract to sell its property in Knoxville, TN (Turkey Creek), but the buyer cancelled the contract due to the uncertainty of the COVID-19 situation and the real estate lending and financial markets.

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, enter into new leases or modify existing leases, successfully manage the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent periodic reports, as filed with the SEC. Actual events may differ materially from the anticipated events discussed above For more information, please visit the Company’s website at www.srtreit.com. The Company is advised by SRT Advisors, LLC an affiliate of Glenborough, LLC. 4 What is the Company doing to mitigate the effects? The Company has completed several lease modifications and has more in negotiation. In general, these modifications have involved lease term extensions, use of security deposits, deferral of some or all the base rent for a period, some rent abatement, and some percentage rent mechanisms to balance out the rent to sales during these difficult times to allow these businesses to survive. Helping to keep these businesses operating and paying common area expenses, property taxes and rent to the extent possible is best for all parties. The Company has been working to replace some weaker tenants. It has been encouraging that there has been good interest in the Company’s properties in the Hayes Valley market in San Francisco, in the Silverlake market in Los Angeles and on Wilshire Blvd. in Santa Monica. These strong high demand markets with desirable demographics continue to see interest from retailers even in these difficult times. Unfortunately, prospective tenants in the middle of active lease negotiations, have put the brakes on each time the local market experiences a new setback in infection levels or new mitigation restrictions and regulations. Given the uncertainly of the present environment the Board of Directors has, similar to many other public companies, voted to suspend the distribution. Future distributions will be reviewed each quarter and will depend on how fast the economy regains momentum and how well the Company’s tenants perform. The Company has also suspended the Death and Disability Program to further conserve cash. As the situation changes, the Board of Directors will continue to review and may reopen the program when warranted. The Company continues to market the Knoxville property for sale to add to liquidity. The Company remains in compliance with financial obligations under its various loans, both direct obligations and those of its Joint Ventures. While much of the news has been disappointing, there is a general belief in the retail industry that with the success of the new vaccines and with new stimulus from the federal government that by next summer the industry will be begin to recover. In the meantime, the Company will continue to work with current tenants to help them make it through this difficult time. We are also encouraged by the level in interest we have seen from many retailers in the Company’s properties, validating our focused strategy of high demand urban street retail locations in desirable, walkable locations with dense populations and above average household incomes. As those prospective tenants see a coming recovery, we hope they will be ready to commit to new space.